================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: November 1, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ____________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 8.01 OTHER EVENTS

     On November 1, 2004, the Company announced that the ATWOOD FALCON has been awarded a contract by Japan Energy Development Co., Ltd. ("JED") to drill one firm well with an option to drill one additional well off the coast of Japan. This drilling program will commence immediately upon the rig completing its current contract for Sarawak Shell in Malaysia, which is expected to be completed in February 2005. The JED contract provides for a dayrate of $88,300 for both firm and option wells and mobilization and demobilization payments of approximately $1.9 million, respectively.

     The Company also announced that the ATWOOD EAGLE has been awarded additional work under an existing contract with Woodside Energy, Ltd. ("Woodside") to drill three (3) firm wells with options to drill three (3) additional wells off the coast of Australia. The rig's current drilling commitments with Woodside and BHP Billiton Petroleum Pty. are expected to be completed around January 15, 2005. The additional work with Woodside is not expected to commence until February 15, 2005. During the planned break in drilling commitments, certain inspections and maintenance work will be performed on the rig.

     A copy of the press release announcing these contract awards is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated November 1, 2004

EX-99.2  Contract Status Summary at November 1, 2004


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------


EX - 99.1            Press Release dated November 1, 2004

EX - 99.2            Contract Status Summary at November 1, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: November 1, 2004

                               EXHIBIT EX. - 99.1

                          ATWOOD ANNOUNCES CONTRACT FOR
                         ATWOOD FALCON AND ATWOOD EAGLE



Houston, Texas
01 November 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that the ATWOOD FALCON has been awarded a contract by Japan Energy Development Co., LTD. to drill one (1) firm well with an option to drill one (1) additional well off the coast of Japan. The contract provides for a dayrate of $88,300 for both the firm and option wells and mobilization and demobilization payments of approximately $1.9 million, respectively. The ATWOOD FALCON is currently drilling a program for Sarawak
Shell in Malaysia which is expected to be complete in February 2005. Upon completion of this contract, the rig will be moved to Japan, with an anticipated commencement of drilling operations in Japan in March 2005. The drilling of the firm well as well as the option well, if drilled, are estimated to take 60 to 100 days, respectively, to complete.

     The Company also announced that the ATWOOD EAGLE has been awarded additional work under an existing contract with Woodside Energy, Ltd. ("Woodside") to drill three (3) firm wells with options to drill three (3) additional wells off the coast of Australia. The amended contract provides for a dayrate of $89,000 for wells drilled in water depths below 600 meters and $109,000 for wells drilled in water depths of 600 meters or more except that the first well drilled in water depths between 600 meters and 700 meters will have a dayrate of $99,000. The drilling of the three firm wells is expected to take approximately four months to complete, and if all the option wells are drilled, the contract could extend into September 2005. The rig's current drilling commitments with Woodside and BHP Billiton Petroleum Pty. are expected to be completed around January 15, 2005. The additional work with Woodside will not commence until February 15, 2005. During the planned break in drilling commitments, certain required inspections and maintenance work will be performed on the rig.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                                      Contact:  Jim Holland
                                                             (281) 749-7804


                                                             EXHIBIT 99.2
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                          AT NOVEMBER 1, 2004

NAME OF RIG              LOCATION            CUSTOMER                   CONTRACT STATUS
-----------              --------            --------                   ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  with the rig currently drilling the second of now four
                                                                        firm wells after Shell exercised one of its two
                                                                        options provided under the contract.  This contract is
                                                                        currently anticipated to extend into February 2005.
                                                                        One option remains under the Shell contract.
                                                                        Immediately upon completion of the Shell contract, the
                                                                        rig will be move to Japan to commence a one firm well
                                                                        plus an option to drill one additional well program
                                                                        for Japan Energy Development Co., Ltd.  The drilling
                                                                        of the firm well, as well as the option well, if
                                                                        drilled is estimated to take 60 to 100 days,
                                                                        respectively, to complete.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which currently includes eleven
                                                                        firm wells plus options to drill five additional
                                                                        wells. The drilling of the eleven firm wells is
                                                                        expected to take until February 2005 to complete, and
                                                                        if all the option wells are drilled, the contract
                                                                        could extend into September 2005.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig has commenced drilling the second of three
                                             ("WOODSIDE")               firm wells for Woodside.  The current Woodside
                                                                        drilling program is expected to take until the end of
                                                                        November 2004 to complete.  BHP Billiton Petroleum
                                                                        Pty. ("BHP"), the rig's prior customer, was previously
                                                                        granted three option wells which can be drilled after
                                                                        the completion of the Woodside contract and are
                                                                        subject to mutual agreement on timing.  BHP has now
                                                                        exercised one of their three options, with the
                                                                        drilling of this well to commence immediately after
                                                                        the completion of the Woodside program and is expected
                                                                        to take approximately 30 days to complete.  BHP
                                                                        retains the right to drill two option wells using the
                                                                        rig.  The rig has been awarded additional work under
                                                                        its current contract with Woodside to drill three firm
                                                                        wells with option to drill three additional wells off
                                                                        the coast of Australia.  The drilling of the three
                                                                        firm wells is expected to take approximate four months
                                                                        to complete, and if all the option wells are drilled,
                                                                        the contract could extend into September 2005.  The
                                                                        rigs current drilling commitments with Woodside and
                                                                        BHP are expected to be completed around January 15,
                                                                        2005.  The additional work with Woodside will not
                                                                        commence until February 15, 2005.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD       The rig has completed its contract with ExxonMobil
                                             ("SHELL")                  Exploration & Production Malaysia and has been moved
                                                                        to the demobilization site at Kemanan Supply Base,
                                                                        Malaysia.  The rig will undergo some minor
                                      -6-

                                                                        modifications and equipment change-out in preparation
                                                                        for its next contract.  This work is expected to take
                                                                        approximately 30 days to complete.  Shell has given a
                                                                        commitment to utilize the SEAHAWK for a two-well
                                                                        drilling program offshore Malaysia.  The two-well
                                                                        drilling program has an expected duration of 60 days,
                                                                        and will commence immediately upon completion of the
                                                                        minor rig modifi- cations and equipment change-out
                                                                        work.  Additional work, following the Shell contract,
                                                                        is being pursued in Southeast Asia as well as other
                                                                        areas of the world.

ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         The rig continues to work under the Murphy contract
                                             COMPANY, LTD. ("MURPHY")   with the rig currently drilling the fourth of now five
                                                                        firm wells with Murphy relinquishing its last option.
                                                                        This contract is currently anticipated to extend into
                                                                        December 2004. The rig has been awarded a contract by
                                                                        Daewoo International Corporation ("Daewoo") to drill
                                                                        two firm wells plus an option to drill one additional
                                                                        well offshore Myanmar.  The Daewoo work will commence
                                                                        immediately after completing the Murphy program, and
                                                                        is expected to take 90 days to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In May 2004, the rig's contract with EMEPMI was
                                            PRODUCTION MALAYSIA INC.    suspended and the rig moved to Thailand to commence a
                                            ("EMEPMI")                  drilling program for Chevron Offshore (Thailand)
                                                                        Limited.  This program has now been completed.  The
                                                                        rig has been relocated back to Malaysia and the EMEPMI
                                                                        contract reinstated.  The EMEPMI drilling commitment
                                                                        includes the five months that the contract was
                                                                        suspended plus an extension of twelve months, for a
                                                                        total of seventeen months commencing in October 2004.
                                                                        EMEPMI retains its right to terminate the contract by
                                                                        providing 120 days notice.

ATWOOD BEACON             UNDER REPAIR AT                               The process of repairing the damage incurred by the
                          A SINGAPORE                                   ATWOOD BEACON on July 25, 2004 continues on schedule.
                          SHIPYARD                                      The rig is expected to return to service in January
                                                                        2005.  The ATWOOD BEACON has been awarded a contract
                                                                        by HOANG LONG and HOAN VU Joint Operating Companies to
                                                                        drill three firm wells, with options to drill three
                                                                        additional wells, offshore Vietnam.  The three firm
                                                                        wells have a combined expected duration of 200 days
                                                                        and if all option wells are drilled, the program could
                                                                        extend for another 200 days.  The drilling of this
                                                                        program must commence between January 15, 2005 and
                                                                        April 15, 2005.

                                      -7-


SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is currently drilling a third well for ADTI
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   which was assigned from Helis Oil & Gas Company
                                                                        ("Helis").  Upon completion of this well, the rig will
                                                                        have three firm wells to drill for Helis, with Helis
                                                                        retaining one option to drill two additional wells.
                                                                        The drilling of the three remaining firm wells is
                                                                        expected to take until February/March 2005 to complete
                                                                        and if the option wells are drilled, the contract
                                                                        could extend to June/July 2005.




MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.

                                      -8-